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                                                                    EXHIBIT 10.6



                                  Marimba, Inc.

                          2000 Supplemental Stock Plan

                            (As Amended and Restated
                           Effective November 8, 2000)

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                                TABLE OF CONTENTS

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                                                                            Page
ARTICLE 1. INTRODUCTION ...............................................        1

ARTICLE 2. ADMINISTRATION .............................................        1
      2.1 Committee Composition .......................................        1
      2.2 Committee Responsibilities ..................................        1

ARTICLE 3. SHARES AVAILABLE FOR GRANTS ................................        1
      3.1 Basic Limitation ............................................        1
      3.2 Additional Shares ...........................................        1
      3.3 Dividend Equivalents ........................................        2

ARTICLE 4. ELIGIBILITY ................................................        2

ARTICLE 5. OPTIONS ....................................................        2
      5.1 Stock Option Agreement ......................................        2
      5.2 Number of Shares ............................................        2
      5.3 Exercise Price ..............................................        2
      5.4 Exercisability and Term .....................................        2
      5.5 Modification or Assumption of Options .......................        2
      5.6 Buyout Provisions ...........................................        2

ARTICLE 6. PAYMENT FOR OPTION SHARES ..................................        3
      6.1 General Rule ................................................        3
      6.2 Surrender of Stock ..........................................        3
      6.3 Exercise/Sale ...............................................        3
      6.4 Exercise/Pledge .............................................        3
      6.5 Promissory Note .............................................        3
      6.6 Other Forms of Payment ......................................        3

ARTICLE 7. RESTRICTED SHARES ..........................................        3
      7.1 Restricted Stock Agreement ..................................        3
      7.2 Payment for Awards ..........................................        3
      7.3 Vesting Conditions ..........................................        4
      7.4 Voting and Dividend Rights ..................................        4

ARTICLE 8. CHANGE IN CONTROL ..........................................        4

ARTICLE 9. PROTECTION AGAINST DILUTION ................................        4
      9.1 Adjustments .................................................        4
      9.2 Dissolution or Liquidation ..................................        5
      9.3 Reorganizations .............................................        5

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
ARTICLE 10. DEFERRAL OF AWARDS ........................................      5

ARTICLE 11. AWARDS UNDER OTHER PLANS ..................................      5

ARTICLE 12. LIMITATION ON RIGHTS ......................................      6
      12.1 Retention Rights ...........................................      6
      12.2 Stockholders' Rights .......................................      6
      12.3 Regulatory Requirements ....................................      6

ARTICLE 13. WITHHOLDING TAXES .........................................      6
      13.1 General ....................................................      6
      13.2 Share Withholding ..........................................      6

ARTICLE 14. FUTURE OF THE PLAN ........................................      6
      14.1 Term of the Plan ...........................................      6
      14.2 Amendment or Termination ...................................      7

ARTICLE 15. DEFINITIONS ...............................................      7
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                                  Marimba, Inc.

                          2000 Supplemental Stock Plan

         ARTICLE 1. INTRODUCTION.

                  The Plan was adopted by the Board on March 21, 2000 to be effective as of the date adopted by the Board. The purpose of the Plan is to promote the long-term success of the Company and the creation of stockholder value by (a) encouraging Employees and Consultants to focus on critical long-range objectives, (b) encouraging the attraction and retention of Employees and Consultants with exceptional qualifications and (c) linking Employees and Consultants directly to stockholder interests through increased stock ownership.
The Plan seeks to achieve this purpose by providing for Awards in the form of Restricted Shares and Options (which may constitute nonstatutory stock options).

                  The Plan shall be governed by, and construed in accordance with, the laws of the State of Delaware (except their choice-of-law provisions).

         ARTICLE 2. ADMINISTRATION.

         2.1 Committee Composition. The Plan shall be administered by the Committee. The Committee shall consist exclusively of one or more directors of the Company, who shall be appointed by the Board.

         2.2 Committee Responsibilities. The Committee shall (a) select the
Employees and Consultants who are to receive Awards under the Plan, (b) determine the type, number, vesting requirements and other features and conditions of such Awards, (c) interpret the Plan and (d) make all other decisions relating to the operation of the Plan. The Committee may adopt such rules or guidelines as it deems appropriate to implement the Plan. The
Committee's determinations under the Plan shall be final and binding on all persons.

         ARTICLE 3. SHARES AVAILABLE FOR GRANTS.

         3.1 Basic Limitation. Common Shares issued pursuant to the Plan may be authorized but unissued shares or treasury shares. The aggregate number of Options and Restricted Shares awarded under the Plan shall not exceed 3,500,000, plus the additional Common Shares described in Section 3.2. The limitations of this Section 3.1 and 3.2 shall be subject to adjustment pursuant to Article 9.

         3.2 Additional Shares. If Restricted Shares or Common Shares issued upon the exercise of Options are forfeited, then such Common Shares shall again become available for Awards under the Plan. If Options are forfeited or terminate for any other reason before being exercised, then the corresponding
Common Shares shall again become available for Awards under the Plan.

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         3.3 Dividend Equivalents. Any dividend equivalents paid or credited under the Plan shall not be applied against the number of Restricted Shares or
Options available for Awards.

         ARTICLE 4. ELIGIBILITY.

                  Only Employees, who are not officers of the Company or members of the Board, and Consultants shall be eligible for the grant of Options and Restricted Shares.

         ARTICLE 5. OPTIONS.

         5.1 Stock Option Agreement. Each grant of an Option under the Plan shall be evidenced by a Stock Option Agreement between the Optionee and the Company. Such Option shall be subject to all applicable terms of the Plan and may be subject to any other terms that are not inconsistent with the Plan. The
Stock Option Agreement shall specify that the Option is an NSO. The provisions of the various Stock Option Agreements entered into under the Plan need not be identical. Options may be granted in consideration of a reduction in the Optionee's other compensation. A Stock Option Agreement may provide that a new
Option will be granted automatically to the Optionee when he or she exercises a prior Option and pays the Exercise Price in the form described in Section 6.2.

         5.2 Number of Shares. Each Stock Option Agreement shall specify the number of Common Shares subject to the Option and shall provide for the adjustment of such number in accordance with Article 9.

         5.3 Exercise Price. Each Stock Option Agreement shall specify the
Exercise Price provided that the Exercise Price under an NSO shall in no event be less than 85% of the Fair Market Value of a Common Share on the date of grant. A Stock Option Agreement may specify an Exercise Price that varies in accordance with a predetermined formula while the NSO is outstanding.

         5.4 Exercisability and Term. Each Stock Option Agreement shall specify the date or event when all or any installment of the Option is to become exercisable. The Stock Option Agreement shall also specify the term of the Option. A Stock Option Agreement may provide for accelerated exercisability in the event of the Optionee's death, disability or retirement or other events and may provide for expiration prior to the end of its term in the event of the termination of the Optionee's service.

         5.5 Modification or Assumption of Options. Within the limitations of the Plan, the Committee may modify, extend or assume outstanding options or may accept the cancellation of outstanding options (whether granted by the Company or by another issuer) in return for the grant of new options for the same or a different number of shares and at the same or a different exercise price. The foregoing notwithstanding, no modification of an Option shall, without the consent of the Optionee, alter or impair his or her rights or obligations under such Option.

         5.6 Buyout Provisions. The Committee may at any time (a) offer to buy out for a payment in cash or cash equivalents an Option previously granted or
(b) authorize an Optionee to elect to cash out an Option previously granted, in either case at such time and based upon such terms and conditions as the Committee shall establish.

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         ARTICLE 6. PAYMENT FOR OPTION SHARES.

         6.1 General Rule. The entire Exercise Price of Common Shares issued upon exercise of Options shall be payable in cash or cash equivalents at the time when such Common Shares are purchased, except the Committee may at any time accept payment in any form(s) described in this Article 6.

         6.2 Surrender of Stock. To the extent that this Section 6.2 is applicable, all or any part of the Exercise Price may be paid by surrendering, or attesting to the ownership of, Common Shares that are already owned by the Optionee. Such Common Shares shall be valued at their Fair Market Value on the date when the new Common Shares are purchased under the Plan. The Optionee shall not surrender, or attest to the ownership of, Common Shares in payment of the Exercise Price if such action would cause the Company to recognize compensation expense (or additional compensation expense) with respect to the Option for financial reporting purposes.

         6.3 Exercise/Sale. To the extent that this Section 6.3 is applicable, all or any part of the Exercise Price and any withholding taxes may be paid by delivering (on a form prescribed by the Company) an irrevocable direction to a securities broker approved by the Company to sell all or part of the Common
Shares being purchased under the Plan and to deliver all or part of the sales proceeds to the Company.

         6.4 Exercise/Pledge. To the extent that this Section 6.4 is applicable, all or any part of the Exercise Price and any withholding taxes may be paid by delivering (on a form prescribed by the Company) an irrevocable direction to pledge all or part of the Common Shares being purchased under the Plan to a securities broker or lender approved by the Company, as security for a loan, and to deliver all or part of the loan proceeds to the Company.

         6.5 Promissory Note. To the extent that this Section 6.5 is applicable, all or any part of the Exercise Price and any withholding taxes may be paid by delivering (on a form prescribed by the Company) a full-recourse promissory note. However, the par value of the Common Shares being purchased under the Plan, if newly issued, shall be paid in cash or cash equivalents.

         6.6 Other Forms of Payment. To the extent that this Section 6.6 is applicable, all or any part of the Exercise Price and any withholding taxes may be paid in any other form that is consistent with applicable laws, regulations and rules.

         ARTICLE 7. RESTRICTED SHARES.

         7.1 Restricted Stock Agreement. Each grant of Restricted Shares under the Plan shall be evidenced by a Restricted Stock Agreement between the recipient and the Company. Such Restricted Shares shall be subject to all applicable terms of the Plan and may be subject to any other terms that are not inconsistent with the Plan. The provisions of the various Restricted Stock
Agreements entered into under the Plan need not be identical.

         7.2 Payment for Awards. Subject to the following sentence, Restricted
Shares may be sold or awarded under the Plan for such consideration as the Committee may determine, including (without limitation) cash, cash equivalents, full-recourse promissory notes and past services. To the extent that an Award consists of newly issued Restricted Shares, the Award

                                        3

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recipient shall furnish consideration with a value not less than the par value of such Restricted Shares in the form of cash, cash equivalents or past services rendered to the Company (or a Parent or Subsidiary), as the Committee may determine.

         7.3 Vesting Conditions. Each Award of Restricted Shares may or may not be subject to vesting. Vesting shall occur, in full or in installments, upon satisfaction of the conditions specified in the Restricted Stock Agreement. A
Restricted Stock Agreement may provide for accelerated vesting in the event of the Participant's death, disability or retirement or other events.

         7.4 Voting and Dividend Rights. The holders of Restricted Shares awarded under the Plan shall have the same voting, dividend and other rights as the Company's other stockholders. A Restricted Stock Agreement, however, may require that the holders of Restricted Shares invest any cash dividends received in additional Restricted Shares. Such additional Restricted Shares shall be subject to the same conditions and restrictions as the Award with respect to which the dividends were paid.

         ARTICLE 8. CHANGE IN CONTROL.

                    Unless the applicable agreement evidencing the Award provides otherwise, in the event of any Change in Control, the vesting of each outstanding Award shall automatically accelerate so that each such Award shall, immediately prior to the effective date of the Change in Control, become fully exercisable for all of the Common Shares at the time subject to such Award and may be exercised for any or all of those shares as fully-vested Common Shares.
However, an outstanding Award shall not so accelerate if and to the extent such Award, in connection with the Change in Control, remains outstanding, or is assumed by the surviving corporation (or parent thereof) or substituted with an award with substantially the same terms by the surviving corporation (or parent thereof). The determination of whether a substituted award has substantially the same terms as an Award shall be made by the Committee, and its determination shall be final, binding and conclusive.

         ARTICLE 9. PROTECTION AGAINST DILUTION.

         9.1 Adjustments. In the event of a subdivision of the outstanding
Common Shares, a declaration of a dividend payable in Common Shares, a declaration of a dividend payable in a form other than Common Shares in an amount that has a material effect on the price of Common Shares, a combination or consolidation of the outstanding Common Shares (by reclassification or otherwise) into a lesser number of Common Shares, a recapitalization, a spin-off or a similar occurrence, the Committee shall make such adjustments as it, in its sole discretion, deems appropriate in one or more of:

                  (a) The number of Options and Restricted Shares available for future Awards under Article 3;

                  (b) The number of Common Shares covered by each outstanding
         Option; or

                  (c) The Exercise Price under each outstanding Option.

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Except as provided in this Article 9, a Participant shall have no rights by reason of any issue by the Company of stock of any class or securities convertible into stock of any class, any subdivision or consolidation of shares of stock of any class, the payment of any stock dividend or any other increase or decrease in the number of shares of stock of any class.

         9.2 Dissolution or Liquidation. To the extent not previously exercised or settled, Options shall terminate immediately prior to the dissolution or liquidation of the Company.

         9.3 Reorganizations. In the event that the Company is a party to a merger or other reorganization, outstanding Awards shall be subject to the agreement of merger or reorganization. Such agreement shall provide for (a) the continuation of the outstanding Awards by the Company, if the Company is a surviving corporation, (b) the assumption of the outstanding Awards by the surviving corporation or its parent or subsidiary, (c) the substitution by the surviving corporation or its parent or subsidiary of its own awards for the outstanding Awards, (d) full exercisability or vesting and accelerated expiration of the outstanding Awards or (e) settlement of the full value of the outstanding Awards in cash or cash equivalents followed by cancellation of such Awards.

         ARTICLE 10. DEFERRAL OF AWARDS.

                  The Committee (in its sole discretion) may permit or require a Participant to:

                     (a) Have Common Shares that otherwise would be delivered to such Participant as a result of the exercise of an Option converted into an equal number of stock units; or

                     (b) Have Common Shares that otherwise would be delivered to such Participant as a result of the exercise of an Option converted into amounts credited to a deferred compensation account established for such Participant by the Committee as an entry on the Company's books. Such amounts shall be determined by reference to the Fair Market
         Value of such Common Shares as of the date when they otherwise would have been delivered to such Participant.

A deferred compensation account established under this Article 10 may be credited with interest or other forms of investment return, as determined by the Committee. A Participant for whom such an account is established shall have no rights other than those of a general creditor of the Company. Such an account shall represent an unfunded and unsecured obligation of the Company and shall be subject to the terms and conditions of the applicable agreement between such Participant and the Company. If the deferral or conversion of Awards is permitted or required, the Committee (in its sole discretion) may establish rules, procedures and forms pertaining to such Awards, including (without limitation) the settlement of deferred compensation accounts established under this Article 10.

         ARTICLE 11. AWARDS UNDER OTHER PLANS.

                  The Company may grant awards under other plans or programs.
Such awards may be settled in the form of Common Shares issued under this Plan.
Such Common Shares

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shall be treated for all purposes under the Plan like Common Shares issued in settlement of stock units and shall, when issued, reduce the number of Common
Shares available under Article 3.

         ARTICLE 12. LIMITATION ON RIGHTS.

         12.1 Retention Rights. Neither the Plan nor any Award granted under the Plan shall be deemed to give any individual a right to remain an Employee or Consultant. The Company and its Parents, Subsidiaries and Affiliates reserve the right to terminate the service of any Employee or Consultant at any time, with or without cause, subject to applicable laws, the Company's certificate of incorporation and by-laws and a written employment agreement (if any).

         12.2 Stockholders' Rights. A Participant shall have no dividend rights, voting rights or other rights as a stockholder with respect to any Common Shares covered by his or her Award prior to the time when a stock certificate for such Common Shares is issued or, if applicable, the time when he or she becomes entitled to receive such Common Shares by filing any required notice of exercise and paying any required Exercise Price. No adjustment shall be made for cash dividends or other rights for which the record date is prior to such time, except as expressly provided in the Plan.

         12.3 Regulatory Requirements. Any other provision of the Plan notwithstanding, the obligation of the Company to issue Common Shares under the Plan shall be subject to all applicable laws, rules and regulations and such approval by any regulatory body as may be required. The Company reserves the right to restrict, in whole or in part, the delivery of Common Shares pursuant to any Award prior to the satisfaction of all legal requirements relating to the issuance of such Common Shares, to their registration, qualification or listing or to an exemption from registration, qualification or listing.

         ARTICLE 13. WITHHOLDING TAXES.

         13.1 General. To the extent required by applicable federal, state, local or foreign law, a Participant or his or her successor shall make arrangements satisfactory to the Company for the satisfaction of any withholding tax obligations that arise in connection with the Plan. The Company shall not be required to issue any Common Shares or make any cash payment under the Plan until such obligations are satisfied.

         13.2 Share Withholding. The Committee may permit a Participant to satisfy all or part of his or her withholding or income tax obligations by having the Company withhold all or a portion of any Common Shares that otherwise would be issued to him or her or by surrendering all or a portion of any Common
Shares that he or she previously acquired. Such Common Shares shall be valued at their Fair Market Value on the date when taxes otherwise would be withheld in cash.

         ARTICLE 14. FUTURE OF THE PLAN.

         14.1 Term of the Plan. The Plan, as set forth herein, shall become effective as of the adoption date by the Board. The Plan shall remain in effect until it is terminated under Section 14.2.

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         14.2 Amendment or Termination. The Board may, at any time and for any reason, amend or terminate the Plan. An amendment of the Plan shall be subject to the approval of the Company's stockholders only to the extent required by applicable laws, regulations or rules. No Awards shall be granted under the Plan after the termination thereof. The termination of the Plan, or any amendment thereof, shall not affect any Award previously granted under the Plan. The Board amended the Plan on April June 30, 2000 to increase the number of shares available under the Plan by 1,000,000 shares to a maximum of 2,000,000 shares and on November 8, 2000 to increase the number of shares available under the
Plan by 1,500,000 shares to a maximum of 3,500,000 shares.

         ARTICLE 15. DEFINITIONS.

         15.1 "Affiliate" means any entity other than a Subsidiary, if the Company and/or one or more Subsidiaries own not less than 50% of such entity.

         15.2 "Award" means any award of an Option or a Restricted Share under the Plan.

         15.3 "Board" means the Company's Board of Directors, as constituted from time to time.

         15.4 "Change in Control" shall mean:

                  (a) The consummation of a merger or consolidation of the Company with or into another entity or any other corporate reorganization, if more than 50% of the combined voting power of the continuing or surviving entity's securities outstanding immediately after such merger, consolidation or other reorganization is owned by persons who were not stockholders of the Company immediately prior to such merger, consolidation or other reorganization;

                  (b) The sale, transfer or other disposition of all or substantially all of the Company's assets;

                  (c) A change in the composition of the Board, as a result of which fewer than 50% of the incumbent directors are directors who either (i) had been directors of the Company on the date 24 months prior to the date of the event that may constitute a Change in Control
         (the "original directors") or (ii) were elected, or nominated for election, to the Board with the affirmative votes of at least a majority of the aggregate of the original directors who were still in office at the time of the election or nomination and the directors whose election or nomination was previously so approved; or

                  (d) Any transaction as a result of which any person is the "beneficial owner" (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Company representing at least 50% of the total voting power represented by the Company's then outstanding voting securities. For purposes of this Paragraph (d), the term "person" shall have the same meaning as when used in sections
         13(d) and 14(d) of the Exchange Act but shall

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         exclude (i) a trustee or other fiduciary holding securities under an employee benefit plan of the Company or of a Parent or Subsidiary and
         (ii) a corporation owned directly or indirectly by the stockholders of the Company in substantially the same proportions as their ownership of the Common Shares of the Company.

A transaction shall not constitute a Change in Control if its sole purpose is to change the state of the Company's incorporation or to create a holding company that will be owned in substantially the same proportions by the persons who held the Company's securities immediately before such transaction.

         15.5 "Code" means the Internal Revenue Code of 1986, as amended.

         15.6 "Committee" means a committee of the Board, as described in
Article 2.

         15.7 "Common Share" means one share of the common stock of the Company.

         15.8 "Company" means Marimba, Inc., a Delaware corporation.

         15.9 "Consultant" means a consultant or adviser who provides bona fide services to the Company, a Parent, a Subsidiary or an Affiliate as an independent contractor. Service as a Consultant shall be considered employment for all purposes of the Plan.

         15.10 "Employee" means a common-law employee of the Company, a Parent, a Subsidiary or an Affiliate.

         15.11 "Exchange Act" means the Securities Exchange Act of 1934, as amended.

         15.12 "Exercise Price" means the amount for which one Common Share may be purchased upon exercise of such Option, as specified in the applicable Stock
Option Agreement.

         15.13 "Fair Market Value" means the market price of Common Shares, determined by the Committee in good faith on such basis as it deems appropriate.
Whenever possible, the determination of Fair Market Value by the Committee shall be based on the prices reported in the Wall Street Journal. Such determination shall be conclusive and binding on all persons.

         15.14 "NSO" means a stock option not described in sections 422 or 423 of the Code.

         15.15 "Option" means an NSO granted under the Plan and entitling the holder to purchase Common Shares.

         15.16 "Optionee" means a person or estate who holds an Option.

         15.17 "Parent" means any corporation (other than the Company) in an unbroken chain of corporations ending with the Company, if each of the corporations other than the Company owns stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in such chain. A corporation that attains the status of a Parent on a date after the adoption of the Plan shall be considered a Parent commencing as of such date.

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         15.18 "Participant" means a person or estate who holds an Award.

         15.19 "Plan" means this Marimba, Inc. 2000 Supplemental Stock Plan, as amended from time to time.

         15.20 "Restricted Share" means a Common Share awarded under the Plan.

         15.21 "Restricted Stock Agreement" means the agreement between the Company and the recipient of a Restricted Share which contains the terms, conditions and restrictions pertaining to such Restricted Share.

         15.22 "Stock Option Agreement" means the agreement between the Company and an Optionee that contains the terms, conditions and restrictions pertaining to his or her Option.

         15.23 "Subsidiary" means any corporation (other than the Company) in an unbroken chain of corporations beginning with the Company, if each of the corporations other than the last corporation in the unbroken chain owns stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in such chain. A corporation that attains the status of a Subsidiary on a date after the adoption of the Plan shall be considered a Subsidiary commencing as of such date.

                                        9


                   Marimba, Inc. 2000 Supplemental Stock Plan

                          Notice of Stock Option Grant

                  You have been granted the following option to purchase Common Stock of Marimba, Inc. (the "Company"):

                  Name of Optionee:

                  Total Number of Shares Granted:

                  Type of Option:                      Nonstatutory Stock Option

                  Exercise Price Per Share:

                  Date of Grant:

                  Vesting Commencement Date:

                  Vesting Schedule:

                  Expiration Date:

By your signature and the signature of the Company's representative below, you and the Company agree that this option is granted under and governed by the terms and conditions of the 2000 Supplemental Stock Plan (the "Plan") and the Stock Option Agreement, both of which are attached to and made a part of this document.

Optionee:                                       Marimba, Inc.

____________________________________            By:_____________________________

____________________________________            Title:__________________________
Print Name

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                   Marimba, Inc. 2000 Supplemental Stock Plan

                             Stock Option Agreement

Tax Treatment      This option is intended to be a nonstatutory option, as
                   provided in the Notice of Stock Option Grant.

Vesting This option becomes exercisable in installments, as shown in the Notice of Stock Option Grant. In addition, this option becomes exercisable in full if the Company is subject to a "Change in Control" (as defined in the Plan) while you are an employee or consultant of the Company or a subsidiary of the Company, unless this option remains outstanding following the "Change in Control," or is assumed by the surviving corporation (or parent thereof) or substituted with an option with substantially the same terms by the surviving corporation (or parent thereof). The determination of whether a substituted option has substantially the same terms as this option shall be made by the Compensation Committee, and its determination shall be final, binding and conclusive.

                   No additional shares become exercisable after your service as an employee or consultant of the Company or a subsidiary of the Company has terminated for any reason.

Term This option expires in any event at the close of business at Company headquarters on the day before the 10th anniversary of the Date of Grant, as shown in the Notice of Stock Option Grant. (It will expire earlier if your service terminates, as described below.)

Regular            If your service as an employee or consultant of the Company
Termination        or a subsidiary of the Company terminates for any reason
                   except death or disability, then this option will expire at the close of business at Company headquarters on the date three months after your termination date. The Company determines when your service terminates for this purpose.

Death If you die as an employee or consultant of the Company or a subsidiary of the Company, then this option will expire at the close of business at Company headquarters on the date 12 months after the date of death.

Disability         If your service as an employee or consultant of the Company or a subsidiary of the Company terminates because of your disability, then this option will expire at the close of business at Company headquarters on the date six months after your termination date.

                   For all purposes under this Agreement, "disability" means that you are

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

                     unable to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment.

Leaves of Absence    For purposes of this option, your service does not
                     terminate when you go on a military leave, a sick leave or another bona fide leave of absence, if the leave was approved by the Company in writing and if continued crediting of service is required by the terms of the leave or by applicable law. But your service terminates when the approved leave ends, unless you immediately return to active work. In addition, at the discretion of the Company, the vesting and exercisability of your option may be suspended during a leave of absence, in accordance with the Company's general policies, which may be amended from time to time.

Restrictions on      The Company will not permit you to exercise this option if
Exercise             the issuance of shares at that time would violate any law
                     or regulation.

Notice of Exercise   When you wish to exercise this option, you must notify the
                     Company by filing the proper "Notice of Exercise" form at the address given on the form. Your notice must specify how many shares you wish to purchase. Your notice must also specify how your shares should be registered (in your name only or in your and your spouse's names as community property or as joint tenants with right of survivorship).
                     The notice will be effective when it is received by the Company.

                     If someone else wants to exercise this option after your death, that person must prove to the Company's satisfaction that he or she is entitled to do so.

Form of Payment      When you submit your notice of exercise, you must include
                     payment of the option exercise price for the shares you are purchasing. Payment may be made in one (or a combination of two or more) of the following forms:

                     .  Your personal check, a cashier's check or a money order.

                     . Certificates for shares of Company stock that you own, along with any forms needed to effect a transfer of those shares to the Company. The value of the shares, determined as of the effective date of the option exercise, will be applied to the option exercise price. Instead of surrendering shares of Company stock, you may attest to the ownership of those shares on a form provided by the Company and have the same number of shares subtracted from the option shares issued to you. However, you may not surrender, or attest to the ownership of, shares of Company stock in payment of the exercise price if your action would cause the Company to recognize compensation expense (or additional compensation expense) with respect to this option for financial reporting purposes.

                     . Irrevocable directions to a securities broker approved by the Company

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

                        to sell all or part of your option shares and to deliver to the Company from the sale proceeds an amount sufficient to pay the option exercise price and any withholding taxes. (The balance of the sale proceeds, if any, will be delivered to you.) The directions must be given by signing a special "Notice of Exercise" form provided by the Company.

                      . Irrevocable directions to a securities broker or lender
                        approved by the Company to pledge option shares as security for a loan and to deliver to the Company from the loan proceeds an amount sufficient to pay the option exercise price and any withholding taxes. The directions must be given by signing a special "Notice of Exercise" form provided by the Company.

Withholding           You will not be allowed to exercise this option unless you
Taxes and Stock       make arrangements acceptable to the Company to pay any
Withholding           withholding taxes that may be due as a result of the
                      option exercise. These arrangements may include withholding shares of Company stock that otherwise would be issued to you when you exercise this option. The value of these shares, determined as of the effective date of the option exercise, will be applied to the withholding taxes.

Restrictions on       By signing this Agreement, you agree not to sell any
Resale                option shares at a time when applicable laws, Company
                      policies or an agreement between the Company and its underwriters prohibit a sale. This restriction will apply as long as your option has not expired.

Transfer of           Prior to your death, only you may exercise this option.
Option                You cannot transfer or assign this option. For instance,
                      you may not sell this option or use it as security for a loan. If you attempt to do any of these things, this option will immediately become invalid. You may, however, dispose of this option in your will or a beneficiary designation.

                      Regardless of any marital property settlement agreement, the Company is not obligated to honor a notice of exercise from your former spouse, nor is the Company obligated to recognize your former spouse's interest in your option in any other way.

Retention Rights      Your option or this Agreement do not give you the right to be retained by the Company or a subsidiary of the Company in any capacity. The Company and its subsidiaries reserve the right to terminate your service at any time, with or without cause.

Stockholder           You, or your estate or heirs, have no rights as a
Rights                stockholder of the Company until you have exercised this
                      option by giving the required notice to the Company and paying the exercise price. No adjustments are made for dividends or other rights if the applicable record date occurs before you exercise this option, except as described in the Plan.

Adjustments           In the event of a stock split, a stock dividend or a
                      similar change in Company stock, the number of shares covered by this option and the exercise price per share may be adjusted pursuant to the Plan.

Applicable Law        This Agreement will be interpreted and enforced under the
                      laws of the State of Delaware (without regard to their choice-of-law provisions).

The Plan and          The text of the Plan is incorporated in this Agreement by
Other Agreements      reference.

                      This Agreement and the Plan constitute the entire understanding between you and the Company regarding this option. Any prior agreements, commitments or negotiations concerning this option are superseded. This Agreement may be amended only by another written agreement, signed by both parties.

      By signing the cover sheet of this Agreement, you agree to all of the terms and conditions described above and in the Plan.

                   MARIMBA, INC. 2000 SUPPLEMENTAL STOCK PLAN:

                        NOTICE OF RESTRICTED STOCK AWARD

                  You have been granted restricted shares of Common Stock of Marimba, Inc. (the "Company") on the following terms:

                  Name of Recipient:

                  Total Number of Shares Granted:

                  Fair Market Value per Share:

                  Total Fair Market Value of Award:

                  Aggregate Purchase Price:

                  Date of Grant:

                  Vesting Commencement Date:

                  Date of Purchase:

                  Vesting Schedule:

By your signature and the signature of the Company's representative below, you and the Company agree that these shares are granted under and governed by the terms and conditions of the 2000 Supplemental Stock Plan (the "Plan") and the Restricted Stock Agreement, both of which are attached to and made a part of this document.

Recipient:                                Marimba, Inc.

______________________________            By:___________________________________

______________________________            Title:________________________________
Print Name

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

                   MARIMBA, INC. 2000 SUPPLEMENTAL STOCK PLAN:

                           RESTRICTED STOCK AGREEMENT

Payment for Shares    In accordance with the requirements of Delaware law, you
                      paid par value ($0.0001) per share for the shares you received.

Vesting The shares vest in installments, as shown in the Notice of Restricted Stock Award. If the Company is subject to a Change in Control (as defined in the Plan) while you are providing service to the Company and if the Company's right of repurchase (as described below) is not assigned to the successor corporation or its parent or subsidiary, then the right of repurchase will lapse entirely and you will become vested in all of the shares.

                      No additional shares vest after your service as an employee, consultant or director of the Company or a subsidiary of the Company has terminated for any reason.

Shares Restricted     Unvested shares will be considered "Restricted Shares."
                      You may not sell, transfer, pledge or otherwise dispose of any Restricted Shares, except as provided in the next sentence. With the consent of the Compensation Committee of the Company's Board of Directors, you may transfer
                      Restricted Shares to your spouse, children or grandchildren or to a trust established by you for the benefit of yourself or your spouse, children or grandchildren. A transferee of Restricted Shares must agree in writing on a form prescribed by the Company to be bound by all provisions of this Agreement.

Right of              If your service as an employee, consultant or director of
Repurchase            the Company or a subsidiary of the Company terminates for
                      any reason while you are holding Restricted Shares, the Company may buy those Restricted Shares back from you at the purchase price you originally paid. If the Company wishes to exercise its right to repurchase the Restricted
                      Shares, it must give you written notice within 60 days after the termination of your employment. The Company determines when your service terminates for this purpose.

                      If the Company exercises its right to repurchase your Restricted Shares, you must deliver the appropriate number of shares to the Company within 30 days after you receive the Company's notice. The stock certificate(s) must be fully endorsed or accompanied by a duly executed stock transfer power. You will receive a check for the purchase price you originally paid for the Restricted Shares. If your Restricted Shares are not delivered as required, then you will no longer have any rights with respect to the Restricted Shares (including the right to vote or transfer the shares) and the Restricted Shares will be deemed to have been repurchased by the Company.

                      The certificates for Restricted Shares will have stamped on them a special legend referring to the Company's right of repurchase. In addition or in lieu of the legend, the certificates may be held in escrow by the Company. As your vested percentage increases, you may request (at reasonable intervals) that the Company release to you a non-legended certificate for your vested shares.

Leaves of Absence     For purposes of this award, your service does not
                      terminate when you go on a military leave, a sick leave or another bona fide leave of absence, if the leave was approved by the Company in writing and if continued crediting of service is required by the terms of the leave or by applicable law. But your service terminates when the approved leave ends, unless you immediately return to active work. In addition, at the discretion of the Company, the vesting of your shares may be suspended during a leave of absence, in accordance with the Company's general policies, which may be amended from time to time.

Stock Certificates    Your Restricted Shares will be held for you by the
                      Company. After shares have vested, a stock certificate for those shares will be released to you.

Voting Rights         You may vote your shares even before they vest.

Withholding Taxes     No stock certificates will be released to you unless you
                      have made acceptable arrangements to pay any withholding taxes that may be due as a result of this award or the vesting of the shares. These arrangements may include withholding shares of Company stock that otherwise would be released to you when they vest. These arrangements may also include surrendering shares of Company stock that you already own. The fair market value of the shares you surrender, determined as of the date when taxes otherwise would have been withheld in cash, will be applied as a credit against the withholding taxes.

Restrictions on       By signing this Agreement, you agree not to sell any
Resale                shares at a time when applicable laws or Company policies
                      prohibit a sale. This restriction will apply as long as you are an employee, consultant or director of the Company or a subsidiary of the Company.

No Retention Rights   Neither your award nor this Agreement gives you the right
                      to be employed or retained by the Company or a subsidiary of the Company in any capacity. The Company and its subsidiaries reserve the right to terminate your service at any time, with or without Cause.

Adjustments           In the event of a stock split, a stock dividend or a
                      similar change in Company stock, the number of Restricted
                      Shares that remain subject to
                      repurchase will be adjusted accordingly.

Applicable Law        This Agreement will be interpreted and enforced under the
                      laws of the State of Delaware (without regard to their choice-of-law provisions).

The Plan and Other    The text of the 2000 Supplemental Stock Plan is
Agreements            incorporated in this Agreement by reference.

                      This Agreement and the Plan constitute the entire understanding between you and the Company regarding this award. Any prior agreements, commitments or negotiations concerning this award are superseded. This Agreement may be amended only by another written agreement, signed by both parties.

      By signing the cover sheet of this Agreement, you agree to all of the terms and conditions described above and in the Plan.